INTEREST EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2019
INTEREST EXPENSES, NET
Interest Income and Interest Expense Disclosure

	For the years ended December 31
	2017	2018	2019
	RMB	RMB	RMB
Interest expenses	321,477,539	429,347,128	605,882,474
Less: Interest capitalization	(17,662,780)	(51,243,764)	(43,841,311)
Less: Interest income	(58,810,161)	(83,461,323)	(170,984,099)
Amortisation of bond issuance costs	525,000	1,050,000	525,000
Total	245,529,598	295,692,041	391,582,064